VantageSouth Bancshares, Inc. NYSE: VSB 2014 Q1 Earnings Conference Call April 23, 2014

Important information 2 Forward Looking Statements Information in this presentation contains forward-looking statements with the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including the possibility of the interests of the majority stockholder of VantageSouth Bancshares, Inc. (the “Company”), Piedmont Community Bank Holdings, Inc., differing from other stockholders of Company or any change in management, strategic direction, business plan, operations, the ability of our management to successfully integrate the Company’s business and execute its business plan across several geographic areas, local economic conditions affecting retail and commercial real estate, disruptions in the credit markets, changes in interest rates, adverse developments in the real estate market affecting the value and marketability of collateral securing loans made by VantageSouth Bank, the failure of assumptions underlying loan loss and other reserves, competition, our ability to successfully integrate any business that we acquire, and the risk of new and changing regulation. Additional factors that could cause actual results to differ materially are discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including without limitation its Annual Report or Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Information in this presentation also contains forward-looking statements with respect to the proposed merger with Yadkin Financial Corporation (“Yadkin”). These statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by such forward-looking statements, including without limitation: delays in obtaining or failure to receive required regulatory approvals; the possibility that fewer than the required number of Company or Yadkin stockholders vote to approve the Merger; the occurrence of events that would have a material adverse effect on us or Yadkin (as defined in the merger agreement); potential delays in the closing of the merger, potential deposit attrition, higher than expected costs, customer loss and business disruption associated with business integration, including, without limitation, potential difficulties in maintaining relationships with key personnel, technological integration, and other integration related-matters; other uncertainties arising in connection with the merger; and risk factors that are discussed in Yadkin’s filings with the SEC, including without limitation its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. The forward looking statements in this presentation speak only as of the date of this presentation, and the Company does not assume any obligation to update such forward-looking statements. Annualized pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Non‐GAAP Measures Statements included in this presentation include non‐GAAP measures and should be read along with the accompanying tables to the earnings release which provide a reconciliation of non‐GAAP measures to GAAP measures. Management believes that these non‐GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company without regard to transactional activities. Non‐GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non‐GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP.

VantageSouth quarterly operating trends 3 Core Pre-Tax, Pre-Provision Earnings* ($000) Operating Efficiency Ratio* (%) Loan Production ($mm) Tangible Book Value per Share $1,248 $5,981 $6,238 $6,840 $7,130 $0 $2,000 $4,000 $6,000 $8,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 *Excludes gain on acquisition, realized securities gains and losses, and merger and conversion costs $3.33 $3.34 $3.38 $3.41 $3.71 $3.00 $3.25 $3.50 $3.75 $4.00 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 $126,781 $262,696 $227,583 $202,731 $192,131 $0 $75,000 $150,000 $225,000 $300,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 89.9% 76.2% 74.5% 71.9% 70.1% 60.0% 70.0% 80.0% 90.0% 100.0% Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014

Earnings profile

- Core pre-tax, pre-provision earnings of $7.1mm
  - Continues positive trend since ECB merger completion
- Record SBA quarter with $2.3mm of fee income, up from $1.9mm in Q4
- Cost reductions continue to positively impact NIE and efficiency ratio
  - Operating efficiency ratio declined from 71.9% in Q4 to 70.1%
  - Q1 2014 annualized noninterest expense is $66.7mm, down $10mm from $76.7mm in Q2 2013

	For the Quarter Ended,				
($ in thousands)	2013Q1	2013Q2	2013Q3	2013Q4	2014Q1
Net interest income	$ 9,944	$ 20,428	$ 19,906	$ 19,811	$ 19,149
Provision for loan losses	1,940	1,492	1,280	757	1,290
Net interest income after provision	8,004	18,936	18,626	19,054	17,859
Noninterest income	3,462	4,855	4,537	4,553	4,667
Noninterest expense	11,066	19,179	18,205	17,524	16,686
Income before taxes & M&A costs	**$ 400**	**$ 4,612**	**$ 4,958**	**$ 6,083**	**$ 5,840**
Gain on acquisitions	-	7,382	-	-	-
Merger & conversion costs	1,601	11,961	477	599	1,209
Restructuring charges	-	-	-	-	836
Income before taxes	**(1,201)**	**33**	**4,481**	**5,484**	**3,795**
Tax expense (benefit)	(395)	(2,808)	2,997	2,220	1,681
Net Income (loss)	**$ (806)**	**$ 2,841**	**$ 1,484**	**$ 3,264**	**$ 2,114**
Dividends & accretion on preferred stock	369	705	708	711	377
Net income (loss) to common	**$ (1,175)**	**$ 2,136**	**$ 776**	**$ 2,553**	**$ 1,737**
Net income (loss) to common per share	**$ (0.03)**	**$ 0.05**	**$ 0.02**	**$ 0.06**	**$ 0.03**
Weighted average diluted shares	35,758,033	45,916,707	46,021,308	46,032,153	52,075,323
Core pre-tax, pre-provision earnings*	**$ 1,248**	**$ 5,981**	**$ 6,238**	**$ 6,840**	**$ 7,130**
Operating EPS*	**$ (0.02)**	**$ 0.05**	**$ 0.05**	**$ 0.07**	**$ 0.06**
Operating efficiency ratio*	**89.9%**	**76.2%**	**74.5%**	**71.9%**	**70.1%**

*Excludes gain on acquisition, realized securities gains and losses, and merger and conversion costs

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VantageSouth BANCSHARES, INC.

Net interest income

- Net interest income decreased by $0.7mm to $19.2mm and NIM decreased by 12 bps to 4.19%.

- Decreases were driven by:
  - Two fewer days in quarter
  - Lower loan accretion
  - Lower securities yield
    - Q4 securities yield was elevated due to gain on subordinated debt investment
    - Higher premium amortization due to accelerated principal repayment

- Cost of interest-bearing liabilities remained flat quarter-over-quarter

GAAP Yield, Cost and Net Interest Margin (%)



6.00
4.50
3.00
1.50
0.00
4.91
5.12
4.90
4.91
4.80
4.24
4.67
4.39
4.31
4.19
0.76
0.51
0.59
0.69
0.69
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Cost of Interest-Bearing Liabilities
Yield on Earning Assets
NIM

	For the Quarter Ended,	
($ in thousands)	2013Q4	2014Q1
Average Balances:		
Loans	$1,380,008	$1,396,881
Securities	411,598	407,831
Other earning assets	34,317	49,117
Total earning assets	1,825,923	1,853,889
Interest bearing deposits	$1,425,070	$1,448,198
Borrowed funds	176,663	188,773
Total interest bearing liabilities	1,601,733	1,636,948
Interest income (expense):		
Loans	$20,206	$19,906
Securities	2,363	1,990
Other earning assets	19	26
Total earning assets	22,588	21,922
Interest bearing deposits	($1,661)	($1,659)
Borrowed funds	(1,113)	(1,109)
Total interest bearing liabilities	(2,774)	(2,768)
Net Interest Income	$19,814	$19,154
Average Yield and Rate:		
Loans	5.81%	5.78%
Securities	2.28%	1.98%
Other earning assets	0.22%	0.21%
Total earning assets	4.91%	4.80%
Interest bearing deposits	(0.46%)	(0.46%)
Borrowed funds	(2.50%)	(2.38%)
Total interest bearing liabilities	(0.69%)	(0.69%)
Net interest margin	4.22%	4.11%
Net interest margin (FTE)	**4.31%**	**4.19%**

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VantageSouth BANCSHARES, INC.

Diverse drivers of noninterest income growth 6 Noninterest Income Composition* ($000) *Excludes gain on acquisition and realized securities gains and losses $345 $1,052 $1,190 $794 $693 $515 $1,525 $1,512 $1,407 $1,315 $391 $1,096 $310 $468 $318 $1,119 $1,058 $1,525 $1,884 $2,341 $0 $1,250 $2,500 $3,750 $5,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Service Charges Mortgage Income SBA Lending $4,537 $4,732 $2,370 $4,553 $4,667 $14,703 $17,024 $37,368 $21,534 $30,741 $8,619 $8,036 $11,063 $18,536 $16,982 $0 $5,000 $10,000 $15,000 $20,000 $0 $12,500 $25,000 $37,500 $50,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 L o a n s S o ld L o a n P ro d u ct io n SBA Loan Production SBA Loans Sold SBA Loan Production and SBA Loans Sold ($000) SBA Income ($000) and Premium on SBA Loans Sold (%) $1,119 $1,058 $1,525 $1,884 $2,341 12.5% 12.6% 11.0% 11.2% 12.1% 10.0% 11.0% 12.0% 13.0% 14.0% $0 $600 $1,200 $1,800 $2,400 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 P rem iu m S B A I n c o m e Gain on Loans Sold Premium

$2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Non-Interest Expense Composition* ($000) Noninterest expense 7  Operating noninterest expense decreased $0.8mm to $16.8mm as a result of the continued cost reduction effort implemented after the ECB conversion • All categories of noninterest expense declined from Q4 to Q1  Q1 2014 annualized noninterest expense is $66.7mm, down $10mm from $76.7mm in Q2 2013  Similar expense discipline is being applied to pending Yadkin merger as integration planning has begun *Operating non-interest expense excludes merger/conversion costs and restructuring charges Total Non-Interest Expense $12,667 $31,140 $18,682 $18,123 $18,731 One-time charges ($1,601) ($11,961) ($477) ($599) ($2,045) Operating Non-Interest Expense* $11,066 $19,179 $18,205 $17,524 $16,686 $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1, 05 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $0 $4,000 $8,000 $12,000 $16,000 $20,000 Q1 2013 Q2 20 3 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Benefits $2,884 $4,687 $4,569 $4,376 $4,006 $644 $1,075 $1,105 $1,096 $1,030 $1,547 $2,408 $2,497 $2,600 $2,636 $5,991 $11,009 $10,034 $9,452 $9,014 $ $4 $8,000 $12,00 $16, $20,000 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Other Data Processing Occupancy & Equipment Salaries & Ben fits

Balance Sheet 8  Total assets decreased $13mm during Q1 to $2.1bn driven by: • Loan balances declined by $4.5mm, including:  $16.9mm in SBA loan sales  $24mm decline in agricultural lending as a result of seasonality and increased competition • Deposits declined $17.4mm during Q1 after $53mm increase in Q4 • Raised $46.9mm of common stock on January 31, 2013  Net proceeds were primarily used to redeem TARP preferred stock • Tangible book value per share increased from $3.42 to $3.71 QTD Change ($ in thousands) 2013Q4 2014Q1 Assets: Cash and due from banks 29,080 30,969 Fed funds & interest bearing deposits 71,699 42,474 Investment securities 404,888 410,350 Loans held for sale 8,663 11,158 Loans, net of unearned income 1,389,666 1,381,926 Less: Allowance for loan losses (7,043) (7,213) Premises and equipment, net 44,875 44,350 Other real estate 10,518 9,505 Other assets 167,211 182,671 Total Assets 2,119,557 2,106,190 Non-interest bearing deposits 220,659 198,710 Interest bearing demand deposits 351,921 356,134 Savings & money market deposits 467,814 472,968 Time deposits 634,915 630,132 Total deposits 1,675,309 1,657,944 Short-term debt 126,500 129,500 Long-term debt 72,921 69,961 Accrued interest payable & other liabilities 12,919 11,764 Total Liabilities 1,887,649 1,869,169 Preferred stock 42,785 0 Common stock & other equity 189,123 237,021 Total Equity 231,908 237,021 Total Liabilities & Equity 2,119,557 2,106,190 Tangible book value / share $3.42 $3.71

Asset quality data 9  Provision for loan losses totaled $1.3mm  Effective reserve, including ALLL and loan marks, is 2.54% of total loans  Effective reserve on non-PCI loans (excluding interest rate mark) was 1.15% of loans in 1Q14, which represents an approximately 1-for-1 reserve to nonperforming loans  Effective reserve on non-PCI loans (excluding interest rate mark) equals 4.5 years coverage of trailing 4 quarters charge offs 40.5% 42.4% 34.8% 29.4% 28.6% 10.0% 20.0% 30.0% 40.0% 50.0% Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Classified Asset Ratio – VantageSouth Bank* *Data for VantageSouth Bank. Classified Asset Ratio = Classified Assets / (Tier 1 Capital + Loan Loss Reserves) ($ in thousands) Non-Purchased Impaired Loans Purchased Impaired (SOP 03-3) Total Balance at 12/31/13 4,682$ 2,361$ 7,043$ Net charge-offs (1,120) - (1,120) Provision for loan losses 1,601 (311) 1,290 ALLL balance at 3/31/14 5,163$ 2,050$ 7,213$ Remaining purchase accounting mark 13,946 13,960 27,906 Total effectiv reserve 19,109$ 16,010$ 35,119$ Loan balances 1,212,812$ 169,114$ 1,381,926$ ALLL percentage 0.43% 1.21% 0.52% Remaining credit mark percentage 0.72% 8.25% 1.65% Remaining interest rate mark percentage 0.43% 0.00% 0.37% Effective reserve percentage 1.58% 9.47% 2.54%

Capital 10 11.2% 8.3% 8.3% 8.5% 8.5% 13.3% 10.3% 9.8% 9.9% 10.1% 14.7% 11.2% 13.0% 13.0% 13.2% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Tier 1 leverage ratio Tier 1 risk-based capital ratio Total risk-based capital ratio VantageSouth Bancshares Capital Ratios  Raised $46.9mm of common stock on January 31, 2014  Net proceeds of common stock offering were primarily used to redeem TARP preferred stock  $38.1mm subordinated debt offering in August 2013 bolstered Tier 2 capital

Stanly Cabarrus Vance Richmond Anson Barnwell Greenwood Columbus Lenoir Wayne Cleveland Rutherford Sampson Richland Halifax Alleghany Mitchell Avery McDowell McCormick Transylvania Martin Jackson Cherokee Graham Swain Haywood Hertford Northampton Dorchester Bamberg Jaser Charleston Colleton Allendale Alexander Beaufort Bertie Bladen Buncombe Burke Caldwell Camden Caswell Catawba Chatham Chowan Clay Davidson Davie Duplin Edgecombe Forsyth Franklin Gaston Gates Granville Greene Guilford Harnett Henderson Hoke Jones Lincoln Macon Madison Montgomery Nash Pamlico Pender Person Polk Randolph Robeson Rockingham Rowan Scotland Stokes Surry Warren Wilson Yancey Abbeville Aiken Calhoun Clarendon Edgefield Hampton Kershaw Lee Lexington Newberry Orangeburg Saluda Sumter Creating a statewide community banking franchise 11 Financial data as of 3/31/2014, market data as of 4/18/2014 * Pro forma for pending Yadkin merger which is subject to regulatory and shareholder approvals. Does not include impact of purchase accounting. Mecklenburg Union Brunswick Cumberland New Hanover Moore Lee Alamance Durham Orange Iredell Wake Pitt Carteret Onslow Craven Watauga Perquimans Ashe Wilkes Yadkin Washington Currituck Hyde Johnston York Dare Tyrrell Cherokee • VSB (45) • YDKN (33) Financial Highlights – 3/31/2014 VSB Pro Forma* Ticker (Exchange): VSB YDKN Market Capitalization ($mm): $342 $622 Assets ($bn): $2.1 $3.9 Gross Loans ($bn): $1.4 $2.8 Deposits ($bn): $1.7 $3.2 Tangible Common Equity ($mm): $205 $364 Tier 1 Leverage Ratio (Bank): 10.1% 10.4% Total Branches: 45 78  Building a highly-profitable, $5bn+ bank: Superior Positioning • Growth markets: One of the fastest-growing regions in the US • Critical mass: Largest community bank in eastern North Carolina; merger with Yadkin will create largest community bank in North Carolina • Access to capital: Supported by leading institutional investors • Conservative balance sheet: Positioned for normalized rate environment Pending Merger with Yadkin Financial • Legal Acquiror: Yadkin Financial Corporation • Accounting Acquiror: VantageSouth Bancshares, Inc. • Consideration: 0.3125 shares of YDKN common stock for each share of VSB common stock • Headquarters: Raleigh, NC (Holding Company); Statesville, NC (Bank) • Expected Closing: Mid 2014 Branch Map – Pro Forma with Yadkin*

Strong strategic rationale for pending Yadkin merger 12  Largest community bank in North Carolina with $4 billion in assets and a statewide presence, based in one of the strongest U.S. growth markets  Significant presence in Raleigh and Charlotte  Complementary business lines drive diversified revenue stream  Leading North Carolina community bank in SBA lending, mortgage lending, and wealth management  Both banks in good regulatory standing  Greater than 15% EPS accretion  TBV accretive in approximately 2 years  IRR of approximately 20%  Conservative cost saves (8% of pro forma company after realization of standalone cost save initiatives)  No revenue synergies assumed in pro forma results but substantial opportunities identified  Strong pro forma capital ratios provide capital flexibility  Extensive pre-announcement discussions and similar cultures will support smooth integration  Comprehensive due diligence process, including thorough two-way loan review (discussions and diligence over several months)  ~78% of combined loan portfolio has been marked-to-market  Enhanced management team combines strengths from both organizations  Converting to VSB technology platform; 5th merger integration in last four years Strategically Compelling Financially Attractive Low Risk Profile

1.63x 1.71x 1.81x 1.82x 1.86x 2.09x 2.17x 2.32x 2.39x 2.54x 2.74x 3.68x 4.00x UCBI UBSH YDKN VSB SFNC WSBC CHCO UBSI RNST PNFP SCBT OZRK HOMB Comparable group trading analysis 13 12.7x 12.8x 12.9x 12.9x 12.9x 13.5x 13.7x 14.5x 15.0x 15.6x 16.9x 19.3x SFNC UBSH WSBC YDKN CHCO RNST SCBT UCBI UBSI PNFP HOMB OZRK Price / 2015 Estimated EPS* Comparable Bank Average Price / 2015 EPS* = 14.5x Price / Tangible Book Value Comparable Bank Average Price / Tang. Book = 2.47x Source: SNL Financial Peers includes Southeast institutions with assets between $3.0 - $10.0 billion, NPAs / Assets less than 3.0% and LTM ROAA greater than 0.50% Trading multiples based on closing prices as of 4/18/2014 *Mean consensus EPS estimates as compiled by FactSet

Additional information about the merger and where to find it 14 In connection with the proposed merger, Yadkin has filed with the SEC a Registration Statement on Form S-4 that includes a preliminary joint proxy statement of Yadkin and the Company and a preliminary prospectus of Yadkin, as well as other relevant documents concerning the proposed transaction. This material is not a substitute for the final joint proxy statement/prospectus regarding the proposed merger. Both the Company and Yadkin will mail the final joint proxy statement/prospectus to their respective stockholders. SHAREHOLDERS OF YADKIN AND THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER ANY OTHER RELEVANT DOCUMENTS FILED WITH SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other filings containing information about Yadkin and the Company at the SEC's website at www.sec.gov. The joint proxy statement/prospectus and the other filings may also be obtained free of charge at Yadkin's website at www.Yadkinbank.com, or at the Company’s website at www.VSB.com. Annualized pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Yadkin, the Company and certain of their respective directors and executive officers, under the SEC's rules, may be deemed to be participants in the solicitation of proxies of Yadkin and the Company’s stockholders in connection with the proposed merger. Information about the Directors and executive officers of Yadkin and their ownership of Yadkin common stock is set forth in Yadkin’s Annual Report on Form 10-K filed with the SEC on February 28, 2014. Information about the directors and executive officers of the Company and their ownership of the Company common stock is set forth in the Company’ Annual Report on Form 10-K filed with the SEC on March 13, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

VantageSouth Bancshares, Inc. NYSE MKT: VSB Contact: Terry Earley (919) 659-9015 terry.earley@vsb.com April 23, 2014